Investing In

Chesapeake

May 2004

Disclaimer

This presentation includes forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Changes in the following important factors, among others, could cause Chesapeake’s actual results to differ materially from those expressed in the forward-looking statements: competitive products and pricing; production costs (particularly for raw materials such as folding carton and plastics materials); fluctuations in demand; possible recessionary trends in U.S. and global economies; governmental policies and regulations; interest rates; currency translation movements; the ability of the Company to remain in compliance with its debt covenants; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission.

This presentation speaks only as of the date of this presentation and Chesapeake assumes no obligation to update the presentation. Users of the presentation are advised to review public disclosure by Chesapeake subsequent to the date of this presentation.

Chesapeake calculates EBITDA before special items by excluding restructuring charges and gains on sale of businesses from EBITDA. Management uses this measure to focus on on-going operations, and believes that it is useful to investors because it enables them to perform meaningful comparisons of past and present operating results. Chesapeake believes that using this information along with EBIT provides for a more complete analysis of the results of operations. EBIT is the most directly comparable GAAP measure.

Introduction

Company Overview

NYSE Symbol: CSK Shares Outstanding: 19.5 million

Market Capitalization: $478 million Dividend: $.88/share

60.0 40.0 20.0 0.0 -20.0 -40.0 CSK $ Stock Price 29 25 22 18 14 11 % Change 1/2/2003 2/2/2003 3/2/2003 4/2/2003 5/2/2003 6/2/2003 7/2/2003 8/2/2003 9/2/2003 10/2/2003 11/2/2003 12/2/2003

Share Ownership:

Insider

6%

Institutional 64%

Retail

30%

Top Five Shareholders: T. Rowe Price Dimension Fund Advisors Barclays Global Investors Strong Capital Management Fisher Investments

Stock Price Indicies: January through December 2003

Investment Highlights

A leading supplier of value-added, specialty paperboard packaging in Europe

A leading supplier of specialty plastic packaging products to niche end-use markets

Focus on higher growth, lower cyclicality end-use markets that require brand positioning and product differentiation

Existing platform and significant investment in infrastructure provides organic growth opportunities

Expansions into North America and emerging markets may enhance future earnings growth

Chesapeake’s Transformation

Commodity focused

Integrated producer with significant capital requirements

Highly cyclical end-markets

Primarily North American

Specialty orientation

Leading positions in target niche end-use markets

Non-integrated, value-added converting company

Reduced cyclicality

88% European

Chesapeake has transformed itself from a small North American producer of commodity paper products to a leading European supplier of value-added specialty packaging products

1996

2004

1997 1999 – 2000 2001 – 2003 2004

Began divesting North American commodity paper assets

Acquired value-added specialty packaging assets, primarily in Europe where the attractive opportunities existed

Integrated acquisitions, rationalized operations and refined core competencies

A leading specialty paper based and plastic packaging supplier with strong competitive positions in many attractive end-use markets

Chesapeake Today

A leading multi-substrate producer of value-added, specialty packaging products

Largest specialty paper-based packaging supplier in Europe

A leading provider of specialty plastic packaging to niche end-use markets

Successful business model based on several key competitive advantages

Ability to provide innovative, high quality packaging solutions Comprehensive design expertise

Pan-European presence with state-of-the-art, strategically located facilities

Long-standing, collaborative customer relationships with well-recognized companies

Focus on attractive, defensible end-use markets

Pharmaceuticals and healthcare International and branded products Tobacco Specialty chemicals

Company Overview

Sales by Sector

Specialty Chemicals Other

3% Pharma- Healthcare 35%

6% Food & Household 17%

Tobacco 14%

25% International & Branded (Spirits, Confectionery & Cosmetics)

Sales by Geography

Belgium Other

6% 3% Ireland 7%

Germany 11% United States 2%

France 10%

South Africa United Kingdom

5% 56%

2003 Revenues $886 Million from Continuing Operations

Growth Strategy

Last three years focused on integrating recent acquisitions and refining business model

Now ready to leverage existing platform to pursue growth opportunities

Re-Enter North America

Acquire North American assets within existing target markets

Paperboard or plastic substrates

Expand European Presence

Pursue bolt-on acquisitions to augment current European footprint

Grow organically in existing markets

Emerging Markets

Broaden existing presence in China Pursue acquisitions/JVs in high-growth emerging markets

Business Overview

Broad Specialty Packaging Portfolio 11

Why We Are Successful

Business Model Core Competencies:

Comprehensive Design Expertise

Significant investment in design capabilities Collaborative design relationship with customers

+

Broad Network of State-of-the-Art Facilities

50 sector-focused, efficient manufacturing facilities Strategically located near key customers

=

Leading Positions in European End-Use Markets

Leading positions in markets with technical and brand-focused packaging requirements #1 in Pharma/Healthcare, a leader in International and Branded Products and Tobacco

Innovative, Design Focused Packaging Solutions

Our award winning design teams work with customers to develop innovative solutions for technically demanding or brand focused packaging applications

Partnered with Allied Domecq’s Mumm Champagne brand to develop this briefcase-style gift pack to attract shoppers and travelers on the go

Achieved lithographic print quality and detailed foil stamping on a polypropylene surface

New legislative requirements create significant information disclosure challenges for global pharmaceutical customers

Met the challenge with an innovative in-line produced carton-label-leaflet solution for a global product launch

Long-Standing Relationships with Blue Chip Customers 14

Chesapeake Mayr Melnhof Nampak / MY Holdings MeadWestvaco Van Genechten Packaging Akerlund & Rausing Amcor Algroup Graphic Packaging Edelmann

$0 $ 100 $200 $300 $400 $500 $600 $700 $800

Sales - $ in millions

Folding Cartons

Labels and Leaflets

#1 European Paper-Based Specialty Packaging Company

Note: Based on estimated 2002 sales value of production Source: Company estimates 15

Extensive Geographic Manufacturing Footprint

Pan-European Manufacturing Presence Enhances Customer Relationships and Sustains Leading Market Positions

End-Use Markets Sites

Paperboard

Pharma/Healthcare 22 International & Branded 12 Tobacco 4 Food & Household 3

Plastic

Food & Beverages 5 Agrochemicals and Other 4 Specialty Chemicals Total 50

Note: Map excludes U.S., South Africa and China locations 16

Pharmaceuticals and Healthcare Market

35%

Attractive Demand Prospects Well Positioned to Meet Market Trends

Key Demand Drivers:

Increasing use of lifestyle drugs

Aging population

Increasing OTC drug sales

Information disclosure requirements

Anti-counterfeiting legislation and requirements

Opportunities:

New healthcare leaflet project

European bolt-ons

North American platform

Customer Requirements/Needs:

Comprehensive design services

Special packaging features

Reduced delivery times

Flexibility in order size

Broader geographic coverage

Significantly higher quality standards

Text integrity

International and Branded Products Market

25%

Attractive Demand Prospects Well Positioned to Meet Market Trends

Key Demand Drivers:

Increased consumer marketing focus on promotional packaging

Greater demand for anti-counterfeiting as more products are shipped to developing countries

Opportunities:

Mainland Europe confectionery expansion

Customer Requirements/Needs:

Brand positioning/differentiation discerning global markets

Multi-substrate capabilities

Consistent image/anti-counterfeiting

Exceptional print/finishing techniques

Large scale international launches/re-launches/range-extensions

Tobacco Market

14%

Attractive Demand Prospects Well Positioned to Meet Market Trends

Key Demand Drivers:

Good growth projected in developing countries

Low/negative growth in industrialized countries

Opportunities:

Expand in China and Russia

Customer Requirements/Needs:

Supplier rationalization

Shift from soft to hard pack

Advertising restrictions lead to point-of-sale differentiation

Increased government healthcare warnings

High speed gravure printing, embossing and gold leaf processes

Plastics Market

15%

Attractive Demand Prospects Well Positioned to Meet Market Trends

Key Demand Drivers:

Increased soft drink and mineral water consumption

Barrier containers for agro chemicals and specialty chemicals

Substitution of plastic for glass bottles and aluminum cans

Opportunities:

Expand in North America and emerging markets

Supply-chain synergies with Pharma/Healthcare customers

Customer Requirements/Needs:

Lighter weight containers for agro chemicals and specialty chemicals with superior barrier characteristics

Innovative designs for plastic beverage bottles

Financial Review

Historical Financial Performance for Continuing Operations

Sales EBITDA EPS Other Financial Data

Cash available for shareholders and debt reduction of $49 million in 2003

Recently closed a new $250 million 5-year senior credit facility

Issued 4 million shares of common stock to retire high coupon sub debt

Paid dividend for 71 consecutive years; current dividend of $0.88 (yield of approximately 3.5%)

Note: EBITDA excludes pre-tax restructuring charges of $14.6 million in 2001 and $2.6 million in 2002 and a pre-tax gain of $11.2 million in 2003 for an indemnification settlement 22

$1,000 900 800 700 600 $770 $782 $886

2001 2002 2003 $2.00

1.50 1.00 0.50 $0.12

0.00 $0.76 $1.45

2001 2002 2003

120 110

100 $106 $107 $111 90

2001 2003 2002

Segment Financial Performance for Continuing Operations

(Dollars in Millions)

2001 2002 2003

Sales

Paperboard Packaging $671.4 $678.1 $753.4

Plastic Packaging 98.5 103.7 132.2

Total $769.9 $781.8 $885.6

EBITDA

Paperboard Packaging $110.3 $101.2 $104.0

Plastic Packaging 13.5 17.1 22.6

Subtotal Before Overhead $123.8 $118.3 $126.6

U.S. Corporate Overhead (18.0) (11.4) (15.9)

Total $105.8 $106.9 $110.7

EBITDA Margin

Paperboard Packaging 16.4% 14.9% 13.8% Plastic Packaging 13.7% 16.5% 17.1%

Note: EBITDA excludes pre-tax restructuring charges of $14.6 million in 2001 and $2.6 million in 2002 and a pre-tax gain of $11.2 million in 2003 for an indemnification settlement

Consolidated Balance Sheet

(Dollars in Millions)

Dec 2002 Dec 2003 Mar 2004

Assets

Total Current Assets $ 288 $ 309 $ 376 *

Property, Plant & Equipment, Net 376 432 427

Goodwill 584 644 663

Other Assets 105 108 105

Total Assets $ 1,353 $ 1,493 $ 1,571

Liabilities and Stockholders’ Equity

Total Current Liabilities $ 205 $ 246 $ 243

Long-term Debt 486 482 479

Other Long-term Liabilities 185 195 196

Stockholders’ Equity 477 570 653

Total Liabilities & Stockholders’ Equity $ 1,353 $ 1,493 $ 1,571

*Includes approximately $83 million cash from common stock offering used to redeem senior subordinated notes

Capital Structure

(Dollars in Millions) Dec 2002 Dec 2003 Mar 2004

Net Debt(1) $ 476 $ 475 (2) $ 390 (2) Deferred Taxes 26 30 31 Shareholders’ Equity 477 570 653 Total Capital $ 979 $ 1,075 $ 1,074 Net Debt/Capital 49% 44% 36%

(1) Total debt less cash.

(2) At 2002 FX rate, net debt is approximately $446 million in 2003 and $342 million in 2004.

2004 Operating Results from Continuing Operations

(Dollars in Millions Except Per Share Amounts)

First Quarter 2003 2004

Sales $213 $264 EBIT 12 12 Depreciation 13 16 EBITDA 25 28 CapEx 16 12 EPS (Continuing Ops) $0.04 $0.04 EPS $0.18 $0.04

Seasonality of Earnings $60 50 40 30 20 10 0 $ in millions

2001 2002 2003 2001 2002 2003 $ 30 $ 29 $ 31 $ 35 $ 42 $ 42

1st Half 2nd Half

Paperboard Packaging EBIT Plastic Packaging EBIT

Note: Excludes corporate overhead, restructuring charges and gains on sale of businesses

Financial Outlook 2004

Earnings Per Share(1) $1.10 - $1.50

Free Cash Flow Available for Shareholders and Debt Reduction $30 - $50 Million

(1) Before the costs and cash flow effect of the costs of the early repayment of our senior subordinated notes.

Investment Highlights

A leading supplier of value-added, specialty paperboard packaging in Europe

A leading supplier of specialty plastic packaging products to niche end-use markets

Focus on higher growth, lower cyclicality end-use markets that require brand positioning and product differentiation

Existing platform and significant investment in infrastructure provides organic growth opportunities

Expansions into North America and emerging markets may enhance future earnings growth

Financial Reconciliations

Chesapeake

Reconciliation of EBITDA Before Special Items to EBIT

(Dollars in Millions)

	Year Ended December 30, 2001	Year Ended December 29, 2002	Year Ended December 28, 2003
Sales from continuing operations:			
Paperboard Packaging	$671.4	$678.1	$753.4
Plastics Packaging	98.5	103.7	132.2
	$769.9	$781.8	$885.6
EBITDA from continuing operations before special items:			
Paperboard Packaging	$110.3	$101.2	$104.0
Plastics Packaging	13.5	17.1	22.6
Corporate Overhead	(18.0)	(11.4)	(15.9)
	$105.8	$106.9	$110.7
Depreciation and amortization:			
Paperboard Packaging	($48.2)	($38.9)	($43.6)
Plastics Packaging	(10.5)	(8.6)	(10.2)
Corporate Overhead	(1.5)	(0.7)	(0.5)
	($60.2)	($48.2)	($54.3)
Income from continuing operations before interest and taxes (EBIT):			
Paperboard Packaging	$62.1	$62.3	$60.4
Plastics Packaging	3.0	8.5	12.4
Corporate Overhead	(19.5)	(12.1)	(16.4)
	$45.6	$58.7	$56.4
Restructuring charges	($14.6)	($2.6)	-
Gain on sale of business related to indemnification settlement	-	-	$11.2
Income from continuing operations before interest and taxes (EBIT)	$31.0	$56.1	$67.6
EBITDA Margin:			
Paperboard Packaging	16.4%	14.9%	13.8%
Plastics Packaging	13.7%	16.5%	17.1%
Adjustment for amortization and depreciation:			
Paperboard Packaging	(7.2%)	(5.7%)	(5.8%)
Plastics Packaging	(10.7%)	(8.3%)	(7.7%)
Income from continuing operations before interest and taxes (EBIT) margin:			
Paperboard Packaging	9.2%	9.2%	8.0%
Plastics Packaging	3.0%	8.2%	9.4%

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Investing In

Chesapeake

May 2004